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                                                                    EXHIBIT 10.1



                       FIRST AMENDMENT TO AMENDED AND RESTATED
                              REVOLVING CREDIT AGREEMENT



    This First Amendment to Amended and Restated Revolving Credit Agreement ("First Amendment") dated as of September 1, 1995 by and among Eagle Finance
Corp., a Delaware corporation ("Borrower"), CORESTATES BANK, N.A.,   a
national banking association ("CoreStates"), HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("Harris"), BANK ONE, CHICAGO, N.A., a national banking association ("Bank One"), COLE TAYLOR BANK, an Illinois banking corporation ("Cole Taylor"), NATWEST BANK N.A., a national banking association ("Natwest"), NBD BANK, a Michigan banking association ("NBD"), LASALLE NATIONAL BANK, a national banking association ("LaSalle"), THE DAIWA BANK, LIMITED, a Japanese banking corporation ("Daiwa") (each individually a "Bank" and collectively the "Banks") and CORESTATES BANK, N.A., as agent for the Banks hereunder (in such capacity as the "Agent").

                                      BACKGROUND

    A. Borrower, Banks and Agent are parties to a certain Amended and Restated Revolving Credit Agreement dated as of June 30, 1995 (the "Credit Agreement").

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    B.   Banks are willing to amend the Credit Agreement to permit Borrower to enter into certain interest rate hedging agreements with any or all of the Banks on the terms and conditions set forth herein.

    C. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings respectively ascribed to them in the Credit Agreement.


    NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follow:

    1.   AMENDMENTS.

         A.   A new Section 3.06 is added to the Credit Agreement as follows:

         Section 3.06.   SECURITY FOR PERMITTED INTEREST RATE HEDGING
         AGREEMENTS.

         (1) Agent shall not be agent for any Bank(s) in connection with Permitted Interest Rate Hedging Agreements or in connection with the creation, perfection, retention or enforcement of any liens on any collateral securing the obligations thereunder.

         (2) No Bank which enters a Permitted Interest Rate Hedging Agreement shall be permitted (so long as there is in existence any obligation, liability or indebtedness whatsoever from Borrower to the Banks and/or Agent hereunder or otherwise) to (i) institute against Borrower any proceeding at law or in equity, or otherwise to collect payment of any obligation, liability or indebtedness of Borrower to such Bank on account of such Permitted Interest rate Hedging Agreement or (ii) foreclose or proceed in any manner against any of the Collateral pledged to such Permitted Interest Rate Hedging Agreement.

         (3) All of the Banks obtaining collateral in connection with Permitted Interest Rate Hedging Agreements shall share PARI PASU in the proceeds from the liquidation, disposition or collection of any of such collateral (after prior payment in full of all existing and future indebtedness and obligations owing to banks hereunder), not withstanding the timing or order of creation and /or perfection of the security interests.

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         B.   A new Subsection 7.01(8) is added to the Credit Agreement as follows:

         (8) Subordinate liens on the Collateral (on terms and conditions acceptable to Agent) securing Permitted Interest Rate Hedging Agreements, which shall be subject to the provisions of Section 3.06 above.

          C. The Credit Agreement is amended by deleting subsection 7.02(8) in its entirety and replacing such subsection with the following:

         (8) Indebtedness arising from interest rate hedging agreements between Borrower and any of the Bank(s) so long as the total principal amount to which all of such hedging agreements relate does not exceed $75,000,000.00 in the aggregate at any one time ("Permitted Interest Rate Hedging Agreements").


         2.   MISCELLANEOUS.

    2.1 Borrower represents and warrants to the Banks and Agent that it has taken all necessary corporate action to authorize the execution, delivery and performance of this First Amendment. This First Amendment is, or when executed by the Borrower and delivered to the Agent, will be, duly executed and constitute valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms. Borrower hereby ratifies and restates each of the representations and warranties of the Borrower set forth in Article V of the Credit Agreement as being true and correct on the date hereof.

    2.2 This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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    2.3  This First Amendment shall amend and is incorporated into the Credit
Agreement. To the extent of any express inconsistency between the terms hereof and the terms of the Credit Agreement, the terms and conditions of the Credit Agreement remain in full force and effect.

    2.4 Borrower acknowledges and confirms that as of the date hereof, it is indebted to Banks, without defense, setoff or counterclaim, in the aggregate principal amount of $93,550,000 for Revolving Credit Loans made pursuant to the Credit Agreement.

    IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective duly authorized officers as of the date first above written.



                                       EAGLE FINANCE CORP.

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                 (print name and title)


                                       HARRIS TRUST AND SAVINGS BANK

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                 (print name and title)



                          signatures continued on next page

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                                       CORESTATES BANK, N.A.

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                 (print name and title)


                                       BANK ONE,  CHICAGO,  N.A.

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                 (Print name and title)

                                       COLE TAYLOR BANK

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                (print name and title)


                                       FLEET BANK,  N.A.

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                 (print name and  title)



                                       NBD BANK

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                 (print name and title)


                          signatures continued on next page

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                                       LASALLE NATIONAL BANK

                                       By:
                                          -----------------------------------


                                          -----------------------------------
                                                 (print name and title)


                                       THE SUMITOMO BANK, LTD.,
                                       Chicago Branch

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                 (print name and title)


                                       THE NORTHERN TRUST COMPANY

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                 (print name and title)


                                       CORESTATES BANK, N.S. (as Agent)

                                       By:
                                          -----------------------------------

                                          -----------------------------------
                                                 (print name and title)